Form of Agreement for France Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies Logo]

   LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN FOR FRENCH EMPLOYEES
                     ("FRENCH PLAN") STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the French Plan.
--------------------------------------------------------------------------------
Pursuant to the French Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the French Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become vested six months following the Grant Date. 20% of the Shares covered by this Option shall become vested every six months thereafter. Any fraction of a Share that becomes vested on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming vested on the following vesting date.

      (b) Except as provided below, this Option shall become exercisable on the fourth anniversary of the Grant Date (the "Exercise Date") or as set forth by the French Plan.

      (c) Except as provided below, the last day you can exercise this Option is the day preceding the sixth anniversary of the Grant Date (the "Expiration Date").

      (d) Upon the termination of your employment by reason of Retirement, (i) any portion of this Option which is then outstanding shall, to the extent not then vested, be immediately forfeited and canceled, (ii) to the extent that this Option is exercisable, the Option will remain exercisable until the original expiration date of the Option, and (iii) any portion of this Option that is vested but not exercisable will remain vested and shall become exercisable from the Exercise Date until the Expiration Date.

      (e) Upon the termination of your employment by reason of death, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the earlier of 180 days or the Expiration Date.

      (f) Upon the termination of your employment by reason of Disability, any portion of this Option which is then outstanding shall, to the extent not then vested, be immediately vested in full and shall become exercisable from the Exercise Date until the Expiration Date.

      (g) Upon the termination of your employment for Cause, this Option will be canceled.

      (h) Upon the termination of your employment as a result of a Company Action, (i) any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, (ii) any portion of this Option that is vested but not exercisable on the date employment terminates shall only be exercisable during the ninety days following the Exercise Date, and (iii) the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately vested upon termination and be exercisable during the ninety days following the Exercise Date. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely vested, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become vested
                              (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become vested on the termination date and, together with any portion of the Option which was already vested, shall be exercisable from the Exercise Date until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (i) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, (i) any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date, (ii) any portion of the Option that is vested but not exercisable on the date employment terminates shall only be exercisable during the ninety days following the Exercise Date, and (iii) any portion of this Option which is not then vested will be canceled.

Form of Agreement for France Optionees
Non-Officer - Active Employee

      (j)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

6. GOVERNING LAW. The validity, construction and effect of this agreement and the French Plan shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

7.    OTHER TERMS.

      (a) The French Plan is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the French Plan is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the French Plan or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the French Plan and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

Form of Agreement for France Optionees
Non-Officer - Active Employee

8. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-8 hereof, and acknowledge that a copy of the French Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for France Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death

                                                      [Lucent Technologies Logo]

             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN
           FOR FRENCH EMPLOYEES ("FRENCH PLAN") STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the French Plan.
--------------------------------------------------------------------------------
Pursuant to the French Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the French Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is 180 days from the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the French Plan shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The French Plan is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the French Plan is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the French Plan or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the French Plan and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

Form of Agreement for France Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the French Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (d) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (e) Upon the termination of your employment for Cause, this Option will be canceled.

      (f) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (g) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (h)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Active Employee

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. This Option shall only be exercisable pursuant to a cashless exercise whereby the Shares exercised are immediately sold. The proceeds from the sale of Shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes and fees, and the remainder shall then be distributed to you in a cash payment, in accordance with procedures established by Lucent. Your exercise will become effective only after you have followed the record keeper's exercise procedures.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

6. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

7.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

8. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Active Employee

--------------------------------------------------------------------------------
   Please indicate your acceptance of terms 1-8 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

               (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

               (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. This Option shall only be exercisable pursuant to a cashless exercise whereby the shares exercised are immediately sold. The proceeds from the sale of shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes and fees, and the remainder shall then be distributed to you in a cash payment, in accordance with procedures established by Lucent. Your exercise will become effective only after you have followed the record keeper's exercise procedures.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of Options or benefits in lieu of Options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of Options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of Options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. This Option shall only be exercisable pursuant to a cashless exercise whereby the Shares exercised are immediately sold. The proceeds from the sale of Shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes and fees, and the remainder shall then be distributed to you in a cash payment, in accordance with procedures established by Lucent. Your exercise will become effective only after you have followed the record keeper's exercise procedures.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

Form of Agreement for Brazil, China, India Indonesia, Korea, Netherlands, Kazakhstan, Russia, Switzerland, and Ukraine Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Dominican Republic Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies Logo]

        LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (d) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (e) Upon the termination of your employment for Cause, this Option will be canceled.

      (f) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (g) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (h)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

Form of Agreement for Dominican Republic Optionees
Non-Officer - Active Employee


2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures. The Option Price shall be payable by means of a cashless exercise whereby the Options are exercised for cash or Shares without your paying any cash. Under this program, you may simultaneously exercise your Option and sell the number of Shares purchasable pursuant to the Option, or the number of Shares necessary to cover the Option Price and any required taxes and fees, and instruct a broker designated by Lucent to deliver to Lucent an amount of the sale proceeds equal to the Option Price. The proceeds from the sale of Shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes or fees, and the remainder shall then be distributed to you in a payment of cash or Shares, in accordance with procedures established by Lucent.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

6. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

7.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

8. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

Form of Agreement for Dominican Republic Optionees
Non-Officer - Active Employee

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-8 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Dominican Republic Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

               (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

               (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures. The Option Price shall be payable by means of a cashless exercise whereby the Options are exercised for cash or Shares without your paying any cash. Under this program, you may simultaneously exercise your Option and sell the number of Shares purchasable pursuant to the Option, or the number of Shares necessary to cover the Option Price and any required taxes and fees, and instruct a broker designated by Lucent to deliver to Lucent an amount of the sale proceeds equal to the Option Price. The proceeds from the sale of Shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes or fees, and the remainder shall then be distributed to you in a payment of cash or Shares, in accordance with procedures established by Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

Form of Agreement for Dominican Republic Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action


      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Dominican Republic Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the Plan. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures. The Option Price shall be payable by means of a cashless exercise whereby the Options are exercised for cash or Shares without your paying any cash. Under this program, you may simultaneously exercise your Option and sell the number of Shares purchasable pursuant to the Option, or the number of Shares necessary to cover the Option Price and any required taxes and fees, and instruct a broker designated by Lucent to deliver to Lucent an amount of the sale proceeds equal to the Option Price. The proceeds from the sale of Shares shall be applied first to pay the Option Price and provide for applicable withholding, other taxes or fees, and the remainder shall then be distributed to you in a payment of cash or Shares, in accordance with procedures established by Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

Form of Agreement for Dominican Republic Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability


      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for UK Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (d) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (e) Upon the termination of your employment for Cause, this Option will be canceled.

      (f) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (g) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (h)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

Form of Agreement for UK Optionees
Non-Officer - Active Employee


2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. INCOME TAX WITHHOLDING. Your employer is the UK Subsidiary (the "Employer"). Where, in relation to this Option, the Employer is liable, or in accordance with current practice is believed by the Employer to be liable, to account to the Inland Revenue for any sum in respect of income tax under Pay As You Earn ("PAYE") (and it is not reasonably practicable to make a withholding at source), the Option may not be exercised, assigned or released unless (as determined by the Employer) you have at your election:

      (a) Delivered a check to the Employer sufficient to discharge the PAYE tax due; or

      (b) In the case of an exercise of an Option, has (a) arranged to sell sufficient Shares which you are entitled to receive on the exercise of the Option through an Employer-designated broker and (b) instructed the broker to immediately remit sufficient funds from such sale to the Employer to enable the Employer to satisfy the PAYE tax due. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

      The question whether PAYE is to be accounted for, and if so, the amount due upon the exercise, assignment or release (as the case may be) shall be assessed by the Employer having regard to the income tax rates in force at that time, taking into account relief for Secondary Contributions that are payable by you (if any) and the prevailing legislation. The Employer's assessment shall be final and binding on you.

6. ELECTION. The Employer has authorized Lucent to enter into the following election with you:

      (a) You acknowledge that to the extent you are subject to income tax pursuant to Section 135 of the UK Income and Corporation Taxes Act 1988 and to Class 1 NIC pursuant to Section 4 of the UK Social Security Contributions and Benefits Act 1992 (the "SSCBA"), you shall be liable to pay the employee's primary Class 1 NIC (the "Primary Contributions") upon the occurrence of the event giving rise to the charge (the "Chargeable Event"), pursuant to section 4(4)(a) of the SSCBA. The Primary Contributions (if any) shall be payable with respect to the difference between the Fair Market Value (on the date of exercise of the Option) of the Shares acquired upon exercise of the Option and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

      (b) (Subject to an election to the contrary,) the Employer is liable to pay secondary Class 1 NIC upon the occurrence of the Chargeable Event (the "Secondary Contributions"). You and Lucent (on behalf of the Employer) hereby elect that the entire liability (if any) to pay Secondary Contributions is hereby transferred to you. The Secondary Contributions shall be payable with respect to the difference between the Fair Market Value (on the date of the exercise of the Option) of the Shares and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

      (c) Optionee hereby authorizes the Employer to collect Primary and Secondary Contributions from you at the time of the Chargeable Event by requiring you at your election:

                  (i)   to deliver a check to the Employer at that time, or

                  (ii) to (a) sell some of the Shares which you are entitled to receive on the exercise of the Option (where applicable) through an Employer designated broker and (b) instructing the broker to immediately remit sufficient funds from such sale to the Employer to satisfy the Primary and Secondary Contributions. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

Form of Agreement for UK Optionees
Non-Officer - Active Employee


            The determination of whether Primary and/or Secondary Contributions are to be accounted for and if so the amount due upon the occurrence of the Chargeable Event shall be assessed by the Employer having regard to the NIC rates in force at the time of the Chargeable Event and the prevailing legislation. The Employer's determination shall be final and binding on you.

      (d) You and Lucent (on behalf of the Employer) agree to be bound by the terms of this Election.

      (e) This Election shall continue in effect until such time (if ever) as both you and the Employer agree that it should cease to have effect. In the event that the Inland Revenue notifies the Employer that the approval has been withdrawn in relation to any future Elections, the Employer will notify you within 14 days of receipt of the notice of withdrawal.

      (f) The Employer shall pay the Primary and Secondary Contributions to the Inland Revenue on your behalf within 14 days after the end of the tax month during which the Chargeable Event occurred. The Employer will report to the Inland Revenue:

            (i) details of the amount of NIC arising upon occurrence of the Chargeable Event;

            (ii) the amount of the liability which was transferred by way of the Election; and

            (iii) the date on which the transferred liability was paid to the
                  Collector of Taxes.

      (g) The arrangements for the payment of Primary and Secondary Contributions (where due) by you shall apply whether you have ceased employment or have left the UK.

7. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

8. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

9.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

10. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-10 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for UK Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

           LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:
               (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

               (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. INCOME TAX WITHHOLDING. Your employer is the UK Subsidiary (the "Employer"). Where, in relation to this Option, the Employer is liable, or in accordance with current practice is believed by the Employer to be liable, to account to the Inland Revenue for any sum in respect of income tax under Pay As You Earn ("PAYE") (and it is not reasonably practicable to make a withholding at source), the Option may not be exercised, assigned or released unless (as determined by the Employer) you have at your election:

      (a) Delivered a check to the Employer sufficient to discharge the PAYE tax due; or

      (b) In the case of an exercise of an Option, has (a) arranged to sell sufficient Shares which you are entitled to receive on the exercise of the Option through an Employer-designated broker and (b) instructed the broker to immediately remit sufficient funds from such sale to the Employer to enable the Employer to satisfy the PAYE tax due. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

      The question whether PAYE is to be accounted for, and if so, the amount due upon the exercise, assignment or release (as the case may be) shall be assessed by the Employer having regard to the income tax rates in force at that time, taking into account relief for Secondary Contributions that are payable by you (if any) and the prevailing legislation. The Employer's assessment shall be final and binding on you.

5. ELECTION. The Employer has authorized Lucent to enter into the following election with you:

      (a) You acknowledge that to the extent you are subject to income tax pursuant to Section 135 of the UK Income and Corporation Taxes Act 1988 and to Class 1 NIC pursuant to Section 4 of the UK Social Security Contributions and Benefits Act 1992 (the "SSCBA"), you shall be liable to pay the employee's primary Class 1 NIC (the "Primary Contributions") upon the occurrence of the event giving rise to the charge (the "Chargeable Event"), pursuant to section 4(4)(a) of the SSCBA. The Primary Contributions (if any) shall be payable with respect to the difference between the Fair Market Value (on the date of exercise of the Option) of the Shares acquired upon exercise of the Option and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

      (b) (Subject to an election to the contrary,) the Employer is liable to pay secondary Class 1 NIC upon the occurrence of the Chargeable Event (the "Secondary Contributions"). You and Lucent (on behalf of the Employer) hereby elect that the entire liability (if any) to pay Secondary Contributions is hereby transferred to you. The Secondary Contributions shall be payable with respect to the difference between the Fair Market Value (on the date of the exercise of the Option) of the Shares and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

Form of Agreement for UK Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

      (c) Optionee hereby authorizes the Employer to collect Primary and Secondary Contributions from you at the time of the Chargeable Event by requiring you at your election:

            (i)   to deliver a check to the Employer at that time, or

            (ii) to (a) sell some of the Shares which you are entitled to receive on the exercise of the Option (where applicable) through an Employer designated broker and (b) instructing the broker to immediately remit sufficient funds from such sale to the Employer to satisfy the Primary and Secondary Contributions. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

            The determination of whether Primary and/or Secondary Contributions are to be accounted for and if so the amount due upon the occurrence of the Chargeable Event shall be assessed by the Employer having regard to the NIC rates in force at the time of the Chargeable Event and the prevailing legislation. The Employer's determination shall be final and binding on you.

      (d) You and Lucent (on behalf of the Employer) agree to be bound by the terms of this Election.

      (e) This Election shall continue in effect until such time (if ever) as both you and the Employer agree that it should cease to have effect. In the event that the Inland Revenue notifies the Employer that the approval has been withdrawn in relation to any future Elections, the Employer will notify you within 14 days of receipt of the notice of withdrawal.


      (f) The Employer shall pay the Primary and Secondary Contributions to the Inland Revenue on your behalf within 14 days after the end of the tax month during which the Chargeable Event occurred. The Employer will report to the Inland Revenue:

            (i) details of the amount of NIC arising upon occurrence of the Chargeable Event;

            (ii) the amount of the liability which was transferred by way of the Election; and

            (iii) the date on which the transferred liability was paid to the
                  Collector of Taxes.

      (g) The arrangements for the payment of Primary and Secondary Contributions (where due) by you shall apply whether you have ceased employment or have left the UK.

6. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

7. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

8.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.


      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

9. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-9 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.
--------------------------------------------------------------------------------
ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------

Form of Agreement for UK Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action


--------------------------------------------------------------------------------
SIGNATURE             LUCENT HRID:                    BY:
--------------------------------------------------------------------------------

Form of Agreement for UK Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. INCOME TAX WITHHOLDING. Your employer is the UK Subsidiary (the "Employer"). Where, in relation to this Option, the Employer is liable, or in accordance with current practice is believed by the Employer to be liable, to account to the Inland Revenue for any sum in respect of income tax under Pay As You Earn ("PAYE") (and it is not reasonably practicable to make a withholding at source), the Option may not be exercised, assigned or released unless (as determined by the Employer) you have at your election:

      (a) Delivered a check to the Employer sufficient to discharge the PAYE tax due; or

      (b) In the case of an exercise of an Option, has (a) arranged to sell sufficient Shares which you are entitled to receive on the exercise of the Option through an Employer-designated broker and (b) instructed the broker to immediately remit sufficient funds from such sale to the Employer to enable the Employer to satisfy the PAYE tax due. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred. The question whether PAYE is to be accounted for, and if so, the amount due upon the exercise, assignment or release (as the case may be) shall be assessed by the Employer having regard to the income tax rates in force at that time, taking into account relief for Secondary Contributions that are payable by you (if any) and the prevailing legislation. The Employer's assessment shall be final and binding on you.

5. ELECTION. The Employer has authorized Lucent to enter into the following election with you.

      (a) You acknowledge that to the extent you are subject to income tax pursuant to Section 135 of the UK Income and Corporation Taxes Act 1988 and to Class 1 NIC pursuant to Section 4 of the UK Social Security Contributions and Benefits Act 1992 (the "SSCBA"), you shall be liable to pay the employee's primary Class 1 NIC (the "Primary Contributions") upon the occurrence of the event giving rise to the charge (the "Chargeable Event"), pursuant to section 4(4)(a) of the SSCBA. The Primary Contributions (if any) shall be payable with respect to the difference between the Fair Market Value (on the date of exercise of the Option) of the Shares acquired upon exercise of the Option and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

      (b) (Subject to an election to the contrary,) the Employer is liable to pay secondary Class 1 NIC upon the occurrence of the Chargeable Event (the "Secondary Contributions"). You and Lucent (on behalf of the Employer) hereby elect that the entire liability (if any) to pay Secondary Contributions is hereby transferred to you. The Secondary Contributions shall be payable with respect to the difference between the Fair Market Value (on the date of the exercise of the Option) of the Shares and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

      (c) Optionee hereby authorizes the Employer to collect Primary and Secondary Contributions from you at the time of the Chargeable Event by requiring you at your election:

Form of Agreement for UK Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

            (i)   to deliver a check to the Employer at that time, or

            (ii) to (a) sell some of the Shares which you are entitled to receive on the exercise of the Option (where applicable) through an Employer designated broker and (b) instructing the broker to immediately remit sufficient funds from such sale to the Employer to satisfy the Primary and Secondary Contributions. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

            The determination of whether Primary and/or Secondary Contributions are to be accounted for and if so the amount due upon the occurrence of the Chargeable Event shall be assessed by the Employer having regard to the NIC rates in force at the time of the Chargeable Event and the prevailing legislation. The Employer's determination shall be final and binding on you.

      (d) You and Lucent (on behalf of the Employer) agree to be bound by the terms of this Election.

      (e) This Election shall continue in effect until such time (if ever) as both you and the Employer agree that it should cease to have effect. In the event that the Inland Revenue notifies the Employer that the approval has been withdrawn in relation to any future Elections, the Employer will notify you within 14 days of receipt of the notice of withdrawal.

      (f) The Employer shall pay the Primary and Secondary Contributions to the Inland Revenue on your behalf within 14 days after the end of the tax month during which the Chargeable Event occurred. The Employer will report to the Inland Revenue:

            (i) details of the amount of NIC arising upon occurrence of the Chargeable Event;


            (ii) the amount of the liability which was transferred by way of the Election; and

            (iii) the date on which the transferred liability was paid to the
                  Collector of Taxes.

      (g) The arrangements for the payment of Primary and Secondary Contributions (where due) by you shall apply whether you have ceased employment or have left the UK.

6. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

7. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

8.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.


      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

9. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-9 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE                         LUCENT HRID:          BY:
--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (d) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (e) Upon the termination of your employment for Cause, this Option will be canceled.

      (f) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (g) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

Form of Agreement for US Optionees
Non-Officer - Active Employee


      (h)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

6. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

7. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

8. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-8 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            SOCIAL SECURITY  NO:             BY:

--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                        Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

               (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

               (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

6. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            SOCIAL SECURITY NUMBER:             BY:

--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

6. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            SOCIAL SECURITY  NUMBER:         BY:
--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Officer - Active Employee

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1. EXERCISABILITY OF OPTION. This Option may be exercised at any time prior to its Expiration Date or cancellation as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) In the event you are placed on a company initiated leave of absence as defined in the Officer Severance Policy, for reasons other than Cause, this Option will continue to vest in accordance with the Officer Severance Policy.

      (d) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (e) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (f) Upon the termination of your employment for Cause, this Option will be canceled.

      (g) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (h) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

Form of Agreement for US Optionees
Officer - Active Employee


      (i)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any of its Affiliates under any of the following circumstances or entitlements:

                   (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Minimum Retirement Benefit under the Lucent Supplemental Pension Plan as defined in such plan;

                 (iii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary;

                  (iv) You are at least age 50 with a minimum of 15 years
                       service with the Company; or

                   (v) The sum of your years of service with the Company and
                       your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5.    TRANSFERABILITY.

      (a) Except as provided in Section 5(b), this Option is not transferable by you other than by will or the laws of descent and distribution, and during your lifetime the Option may be exercised only by you or your guardian or legal representative.

      (b) This Option may be transferred by you, in accordance with rules established by the Company, to one or more members of your immediate family, to a partnership of which the only partners are you and/or members of your immediate family or a trust established by you for the benefit of you and/or one or more members of your immediate family (each such transferee a "Permitted Transferee"). For purposes of this Section 5(b), your immediate family means your spouse, parents, children, grandchildren and the spouses of children and grandchildren. A Permitted Transferee may not further transfer the Option. An Option transferred pursuant to this Section shall remain subject to all of the provisions of the Plan and this agreement, including, but not limited to, the provisions of Sections 1 and 2 relating to the exercise of the Option under termination of your employment.

      (c) You may, in accordance with procedures established by the Committee, designate one or more beneficiaries to receive all or part of the Option in case of your death, and you may change or revoke such designation at any time. Such designation shall not be effective unless and until the Senior Vice President-Human Resources or the Vice President of Compensation, Benefits and Health Services shall determine, on advice of counsel, that exercise of the Option by your beneficiary(ies) does not require any registration, qualification, consent or approval of any securities exchange or governmental or regulatory agency or authority. In the event of your death, any portion of this Option that is subject to such a designation (to the extent such designation is valid, effective and enforceable under this agreement and applicable law) shall be distributed to such beneficiary or beneficiaries in accordance with this agreement. Any other portion of this Option shall be distributable to your estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution hereunder, or to the extent your designation is not effective, such portion may be exercised by your estate, in which event neither Lucent nor any Affiliate shall have any further liability to anyone with respect to such Option.

6. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this agreement shall be construed as giving you the right to be retained in the employ of Lucent or any Affiliate.

Form of Agreement for US Optionees
Officer - Active Employee


7. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

8. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

9. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

10. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

11. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

12. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

13. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-13 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            SOCIAL SECURITY NUMBER:              BY:

--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

                  (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

                  (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any of its Affiliates under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Minimum Retirement Benefit under the Lucent Supplemental Pension Plan as defined in such plan;

                  (iii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary;

                  (iv) You are at least age 50 with a minimum of 15 years service with the Company; or

                  (v) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

3. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this agreement shall be construed as giving you the right to be retained in the employ of Lucent or any Affiliate.

6. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

7. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

8. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

Form of Agreement for US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Company Action


9. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

10. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

11. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

12. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-12 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

   ACCEPTED AND AGREED:                               LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE               SOCIAL SECURITY NUMBER:       BY:

--------------------------------------------------------------------------------

Form of Agreement for US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

6. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

7. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

8. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

9. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

10. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-10 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            SOCIAL SECURITY NO:              BY:

--------------------------------------------------------------------------------

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Active Employee

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (d) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (e) Upon the termination of your employment for Cause, this Option will be canceled.

      (f) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (g) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (h)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Active Employee


2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any Subsidiary under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary; or

                  (iii) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude; or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following its procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

6. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

7.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

8. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Active Employee


--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-8 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:

--------------------------------------------------------------------------------

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

            (i) is the ninetieth day from the Grant Date if your employment terminated due to a Company Action, or

            (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Company Action


7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

      LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN ("1997 LTIP")
                             STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the 1997 LTIP.
--------------------------------------------------------------------------------
Pursuant to the 1997 LTIP, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the 1997 LTIP and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. You may exercise this Option only by contacting the record keeper for this Option, and following their procedures for exercising the Option. You can find contact information for the record keeper in the prospectus for the 1997 LTIP. Please note that Options may not be exercised by e-mail or by leaving a voice-mail message. Your exercise will become effective only after you have followed the record keeper's exercise procedures and paid to the record keeper, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option, and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. GOVERNING LAW. The validity, construction and effect of this agreement and the 1997 LTIP shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

6.    OTHER TERMS.

      (a) The 1997 LTIP is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the 1997 LTIP is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

      (d) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the 1997 LTIP or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the 1997 LTIP and you waive any data privacy rights you might have with respect to such information.

      (e) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (f) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

Form of Agreement for Non-US (Where a Specific Form Has Not Been Indicated) Optionees
Non-Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability


7. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-7 hereof, and acknowledge that a copy of the 1997 LTIP as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Non-US Optionees
Officer - Active Employee

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) Except as provided below, 20% of the Shares covered by this Option shall become exercisable six months following the Grant Date. 20% of the Shares covered by this Option shall become exercisable every six months thereafter. Any fraction of a Share that becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a Share shall be added to the portion of the Option becoming exercisable on the following vesting date.

      (b) Except as provided below, the last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

      (c) In the event you are placed on a company initiated leave of absence as defined in the Officer Severance Policy, for reasons other than Cause, this Option will continue to vest in accordance with the Officer Severance Policy.

      (d) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

      (e) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

      (f) Upon the termination of your employment for Cause, this Option will be canceled.

      (g) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of the ninetieth day from the date of termination or the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of the ninetieth day after termination of employment or the original Expiration Date. Any portion of this Option which is not then exercisable will be canceled. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  (i) In the event the termination of your employment as a result of a Company Action occurs within six months of the Grant Date, the Company Action Vesting Portion will equal 20% of the Shares covered by this Option.

                  (ii) In the event the termination of your employment as a result of a Company Action occurs six months following the Grant Date or later, the

                        Company Action Vesting Portion = N x M/D - E, where:

                          N = the number of Shares originally subject to the
                              Option,

                          M = the number of complete months elapsed since the
                              Grant Date,

                          D = the number of complete months between the Grant
                              Date and the date on which the Option was originally scheduled to become completely exercisable, and

                          E = the number of Shares covered by the Option for
                              which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

            If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date. Any fraction of a Share that becomes exercisable pursuant to a Company Action will be rounded down to the next lowest whole number.

      (h) Upon the termination of your employment for any reason other than Retirement, death, Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of the ninetieth day after termination of employment or the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

Form of Agreement for Non-US Optionees
Officer - Active Employee


      (i)   It will not be considered a termination of your employment if you
            (i) transfer to or from Lucent and any Affiliate or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Lucent or a Subsidiary.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any of its Affiliates under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Minimum Retirement Benefit under the Lucent Supplemental Pension Plan as defined in such plan;

                  (iii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary;

                  (iv) You are at least age 50 with a minimum of 15 years service with the Company; or

                  (v) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

      (b) DISABILITY. "Disability" means termination of employment under circumstances where you qualify for and receive payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

      (c)   CAUSE. "Cause" means:

                  (i)   violation of Lucent's code of conduct, Business
                        Guideposts;

                  (ii) conviction (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude, or

                  (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

3. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5.    TRANSFERABILITY.

      (a) Except as provided in Section 5(b), this Option is not transferable by you other than by will or the laws of descent and distribution, and during your lifetime the Option may be exercised only by you or your guardian or legal representative.

      (b) This Option may be transferred by you, in accordance with rules established by the Company, to one or more members of your immediate family, to a partnership of which the only partners are you and/or members of your immediate family or a trust established by you for the benefit of you and/or one or more members of your immediate family (each such transferee a "Permitted Transferee"). For purposes of this Section 5(b), your immediate family means your spouse, parents, children, grandchildren and the spouses of children and grandchildren. A Permitted Transferee may not further transfer the Option. An Option transferred pursuant to this Section shall remain subject to all of the provisions of the Plan and this agreement, including, but not limited to, the provisions of Sections 1 and 2 relating to the exercise of the Option under termination of your employment.

6. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this agreement shall be construed as giving you the right to be retained in the employ of Lucent or any Affiliate.

7. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

8. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

9. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

Form of Agreement for Non-US Optionees
Officer - Active Employee


10. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

11. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

12. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

13.   OTHER TERMS.

      (a) The Plan is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the Plan is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the Plan or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the Plan and you waive any data privacy rights you might have with respect to such information.

      (d) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (e) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

14. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-14 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                  LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            LUCENT HRID:                     BY:
--------------------------------------------------------------------------------

Form of Agreement for Non-US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) the last day you can exercise this Option (the "Expiration Date") is:

                  (i) the ninetieth day after the Grant Date if your employment is terminated due to a Company Action, or

                  (ii) the day preceding the fifth anniversary of the Grant Date if your employment terminated under circumstances constituting both a Company Action and Retirement.

2.    DEFINITIONS.

      (a) RETIREMENT. "Retirement" means termination of employment with Lucent or any of its Affiliates under any of the following circumstances or entitlements:

                  (i) Service Pension under the Lucent Retirement Income Plan as defined in such plan;

                  (ii) Minimum Retirement Benefit under the Lucent Supplemental Pension Plan as defined in such plan;

                  (iii) Similar pension under any comparable plan or arrangement with the Company or a Subsidiary;

                  (iv) You are at least age 50 with a minimum of 15 years service with the Company; or

                  (v) The sum of your years of service with the Company and your age at retirement equals or exceeds seventy-five.

3. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

4. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this agreement shall be construed as giving you the right to be retained in the employ of Lucent or any Affiliate.

6. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

7. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

8. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

9. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

Form of Agreement for Non-US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Company Action

10. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

11. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

12.   OTHER TERMS.

      (a) The Plan is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the Plan is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the Plan or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the Plan and you waive any data privacy rights you might have with respect to such information.

      (d) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (e) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

13. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-13 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                    LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            GLOBAL HRID                      BY:
--------------------------------------------------------------------------------

Form of Agreement for Non-US Optionees
Officer - Termination of Employment Prior to Grant Date by Reason of Death or Disability

                                                      [Lucent Technologies Logo]

       LUCENT TECHNOLOGIES INC. 1996 LONG TERM INCENTIVE PROGRAM ("PLAN")
                       NONSTATUTORY STOCK OPTION AGREEMENT
--------------------------------------------------------------------------------
Name                                                         Grant Date
           [Name]                                             November [X], 2002
--------------------------------------------------------------------------------
 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
--------------------------------------------------------------------------------
Pursuant to the Plan, you have been granted effective as of the Grant Date indicated above an option (the "Option") to purchase from Lucent Technologies Inc. ("Lucent") X,XXX common shares, par value $.01 of Lucent ("Shares") at the price of US$X.XX per Share, subject to the terms and conditions of the Plan and this agreement.

1.    EXERCISABILITY OF OPTION. This Option may be exercised as follows:

      (a) 100% of the Shares covered by this Option shall become exercisable on the Grant Date.

      (b) The last day you can exercise this Option is the day preceding the fifth anniversary of the Grant Date (the "Expiration Date").

2. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Lucent's agent using the method prescribed by Lucent for this purpose. Your exercise will become effective only after you have followed the agent's exercise procedures and paid to the agent, or made arrangements acceptable to Lucent for the payment to the record keeper of, the exercise price for the Option and applicable withholding, other taxes or fees. All payments must be in US dollars by check or other method acceptable to Lucent or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you at least six months prior to the date of exercise.

3. ISSUANCE OF LUCENT SHARES. Following exercise of any portion of this Option, Lucent will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a shareholder of Lucent in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

4. REGULATORY APPROVALS. If the Senior Vice President - Human Resources or the Vice President of Compensation, Benefits and Health Services of the Company, or their successor, determines, on advice of counsel, that the listing, registration or qualification of the Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

5. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this agreement and the Plan by the Committee shall be final and conclusive.

6. AMENDMENTS. This agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

7. TAXES. Lucent may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Administrator.

8. GOVERNING LAW. The validity, construction and effect of this agreement and the Plan shall be determined in accordance with the laws of the State of Delaware in the United States without giving effect to principles of conflicts of laws.

9. VALUE OF OPTION. Lucent makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

10.   OTHER TERMS.

      (a) The Plan is discretionary in nature and Lucent may cancel or terminate it at any time. The grant of Options is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of Lucent, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price.

      (b) Your participation in the Plan is voluntary. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any. As such, the Option is not part of normal or expected compensation for

Form of Agreement for Non-US Optionees
Officer - Termination of Employement Prior to Grant Date by Reason of Death or Disability


            purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      (c) You hereby request, authorize, and direct your employer to furnish Lucent (and any agent of Lucent administering the Plan or providing plan record keeping services) with such information and data as it shall request in order to facilitate the grant of options and administration of the Plan and you waive any data privacy rights you might have with respect to such information.

      (d) Your Option may not be assigned, sold, encumbered, or in any way transferred or alienated.

      (e) You understand that should you die owning shares of Lucent stock or rights to acquire such stock, the stock or rights may subject your estate to United States federal estate taxes. You understand that you should seek your own tax advice regarding this potential tax.

11. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Lucent reserves the right to designate periods during which you may not exercise this Option.

--------------------------------------------------------------------------------
Please indicate your acceptance of terms 1-11 hereof, and acknowledge that a copy of the Plan as currently in effect has been made available to you, by signing at the place provided and returning the original of this agreement.

ACCEPTED AND AGREED:                                    LUCENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
SIGNATURE            GLOBAL HRID                      BY:
--------------------------------------------------------------------------------